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                                 Exhibit 10.2(a)


                           RESTRICTED STOCK AGREEMENT

     THIS restricted stock agreement (the "Agreement") is made and entered into between Footstar, Inc., a Delaware corporation the "Company"), and ___________ (the "Grantee") pursuant to the terms and conditions of the Footstar, Inc. 1996 Incentive

Compensation Plan (the "Plan").


     THE PARTIES AGREE AS FOLLOWS:

     1. Grant of Restricted Stock. In consideration of services provided by Grantee to the Company to date, the Company hereby grants to Grantee shares of the Company's common stock, $.01 par value (the "Stock") on the terms and conditions set forth in this Agreement.

     2. Issuance of Stock. The Company shall cause to be issued a certificate or certificates representing the Stock granted pursuant to this award, registered in the name of Grantee (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). As a condition to the issuance of the Stock, Grantee shall execute the stock power, endorsed in blank that is attached hereto, which shall permit the Company to effect the forfeiture of the Stock as described below without further action on the part of Grantee. Stock certificates shall be held in escrow until such time as the Stock is vested.

     3. Rights as Stockholder. On the date of this Agreement and thereafter unless and until the Company reacquires the Stock pursuant to Section 5, Grantee shall have all the rights of a stockholder of the Company (including, without limitation, voting, dividend and liquidation rights) with respect to the Stock.

     4. Vesting. This award shall vest (and the forfeiture provision shall lapse) on the date Grantee's employment with the Company (and/or with its subsidiary Footstar Corporation) terminates due to any of the following reasons:
(i) death, (ii) "dis ability", (iii) "termination without cause", (iv) "constructive termination without cause", (v) "approved early retirement" or
(vi) "normal retirement". Each of the quoted terms shall have the meaning ascribed to them in the employment agreement between the Company, Footstar Corporation and Grantee in effect on the date hereof (such agreement, as it may be amended from time to time (the "Employment Agreement")). The provisions in
Section 9 of the Plan (providing for accelerated vesting upon a change in control) shall not apply to this award.

     5. Forfeiture Provision. The Company shall have the right to reacquire the Stock and the holder shall be required to transfer the Stock to the Company if Grantee's employment with the Company (and/or with its subsidiary Footstar Corporation)


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terminates and the Stock has not vested as provided in Section 4 above. The
Company shall reacquire the Stock pursuant to this forfeiture provision effective on the date employment terminates (unless prior to such date the Company provides written notice to Grantee that it will not exercise its right to reacquire the Stock). After the date employment terminates, the person from whom the Stock is to be acquired shall no longer have any rights as a holder of the Stock and such Stock shall be deemed to have been reacquired by the Company. Once a forfeiture is effected, this award shall be canceled and the Company shall have no further obligation with respect thereto. The forfeiture provision contained in Section 7(e) of the Plan (permitting the Company to effect certain cancellations and rescissions of awards) shall not apply to this award.

     6. Transfer Restrictions.
        ---------------------

     (a) General Rule. Until such time as the Stock is vested, Grantee shall not transfer, assign, encumber or otherwise dispose of any of the Stock, except pursuant to a "permitted transfer". Once vested, Grantee may transfer the Stock but the Stock shall at all times that the Company's common stock is not registered under the Securities Act of 1933, as amended (the "Securities Act") be subject to a right of first offer. Grantee shall give the Company at least thirty (30) days advance notice of any proposed transfer of the Stock. If Grantee transfers the Stock, the terms of this Agreement shall apply to such transferee to the same extent as to Grantee and the term "Grantee" as used in this Agreement shall refer to Grantee's successor in interest.

     (b) Permitted Transfer. For purposes of this Agreement, a "permitted transfer" is: (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to Grantee's spouse, children or grandchildren (or their issue) or to a trust established by Grantee for the benefit of Grantee or Grantee's spouse, children or grandchildren (or their issue), provided in either case that the transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

     7. Additional Restrictions.
        -----------------------

     (a) Compliance with Law and this Agreement. Regardless of whether the Stock is vested or the offering and sale of Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the transfer, assignment, encumbrance or other disposal of the Stock (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law, or the restrictions described in this Agreement.

     (b) Grantee Undertaking. Grantee agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or

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advisable to carry out or effect one or more of the obligations or restrictions imposed on either Grantee or upon the Stock pursuant to the provisions of this Agreement.

     8. Miscellaneous.
        -------------

     (a) Notice. Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated in the Employment Agreement or to such changed address as such party may subsequently give such notice of.

     (b) Entire Agreement. This Agreement, the Employment Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

     (c) Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

     (d) Effective Date. This award is made and this Agreement is effective as of February 7, 2006.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                                FOOTSTAR, INC.


                                                By:_____________________



     Grantee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

                                                _____________________

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                                   STOCK POWER

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto Footstar, Inc. (the "Company"), _________________ (_____) shares of the common stock, par value $.01 per share, of the Company standing in his/her/their/its name on the books of the Company represented by Certificate No. ________________ herewith and do(es) hereby irrevocably constitute and appoint ________________________ his/her/their/its attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.

Dated:  __________________ Signature:________________________________

                                    Print Name and Mailing Address

                                    ---------------------------------

                                    ---------------------------------

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Instructions:     Please do not fill in any blanks other than the signature line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate. The purpose of this stock power is to enable the Company to reacquire unvested stock granted to you (i.e., effect a forfeiture) in connection with an employment termination that does not result in the vesting of your award without requiring additional signatures on your part.